                                                                  EXHIBIT 10.2.2


                              SECOND AMENDMENT TO
                              -------------------
                               GOLF COURSE LEASE
                               -----------------


        THIS SECOND AMENDMENT TO GOLF COURSE LEASE (the "Amendment") is made this 25th day of November, 1996, between Marriott's Desert Springs Development Corporation, a Delaware corporation with offices at 1200 U.S. Highway 98 South, P.O. Box 890, Lakeland, Florida 33801 (the "Landlord") and Desert Springs Marriott Limited Partnership (the "Golf Course Lessee"), a Delaware limited partnership, with offices at 10400 Fernwood Road, Bethesda, Maryland 20058, as Tenant;


                                   RECITALS

        WHEREAS, the parties hereto previously entered into that certain unrecorded Golf Course Lease dated April 24, 1987 (the "Lease") as evidenced by that certain Memorandum of Lease dated April 23, 1987 and recorded on April 24, 1987 as Instrument No. 114104 of Official Records of Riverside County, California, the ("Memorandum of Lease") as amended and evidenced by the First Amendment to Golf Course Lease dated March 31, 1994, and recorded on May 27, 1994, as Instrument No. 217099 of Official Records of Riverside County; and


        WHEREAS, pursuant to Section 1.4 of the Lease, portions of the overall Leased Premises described at Rider A to the Lease were to be released, and that same property released from the leasehold mortgage, once the perimeter legal description of the Golf Course had been agreed upon and the Landlord had obtained all zoning and other governmental approvals relative to such release; and

        WHEREAS, through the filing of record of that certain Parcel Map No. 27563 dated March 11, 1994 recorded as Instrument No. 140824 in Book 183 at Pages 3 through 10 of the Official Records of Riverside County, California, the aforedescribed zoning and other governmental approvals were obtained and an approved perimeter legal description for the Golf Course as Parcels 1 and 3 of the aforedescribed Parcel Map was created.


        WHEREAS, Landlord, Golf Course Lessee, Desert Springs Hotel Services, a venture controlled by Marriott International, Inc. (the "Golf Course Operator"), and Marriott Ownership Resorts, Inc., a Delaware corporation (the "Developer") entered into that certain Boundary Line Adjustment Agreement dated November 25, 1996 (the "Agreement") which will result in further adjustment of the perimeter legal description of the Golf Course.


        WHEREAS, pursuant to the Agreement, the parties thereto agreed that the Developer, at its sole expense, shall cause the necessary actions to be taken in order to effectuate such boundary line adjustment in accordance with the terms and conditions of the Agreement and that the parties hereto would further amend the terms of the Lease to reflect the current perimeter legal description of the Golf Course and the parties hereto are desirous of doing so.

                                   AGREEMENT

        NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the parties hereto agree as follows:

        1. Except as otherwise modified herein, the terms and conditions of the Lease are in full force and effect and incorporated herein by reference as if fully set forth and the terms and conditions of the First Amendment shall have no further force and effect.
        2. Rider A to the Lease is deleted in its entirety and the attached new Rider A hereto is substituted in lieu thereof.
        3. Similarly, the legal description of the Leased Premises set forth at Exhibit A to the Memorandum of Lease is deleted in its entirety and in lieu thereof, the legal description set forth in the attached new Rider A to the Lease is substituted.


        IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals on the dates hereinbelow listed.


                                     LANDLORD:

                                     MARRIOTT'S DESERT SPRINGS
                                     DEVELOPMENT CORPORATION,
                                     a Delaware Corporation


ATTEST: /s/ Joseph F. Scalo          BY: /s/ Robert A. Miller
       ---------------------------      ----------------------------
       Joseph F. Scalo                  Robert A. Miller
       Assistant Secretary              President

       (Corporate Seal)              DATE: November 25, 1996
                                          --------------------------


                                     TENANT:

                                     DESERT SPRINGS MARRIOTT
                                     LIMITED PARTNERSHIP,
                                     a Delaware Limited Partnership

                                     BY: Marriott Desert Springs Corporation,
                                         a Delaware Corporation, General Partner

ATTEST: /s/ Elizabeth R. Lieberman   BY: /s/ Christopher G. Townsend
       ---------------------------      ----------------------------
       Elizabeth R. Lieberman           Christopher G. Townsend
       Assistant Secretary              Vice President

       (Corporate Seal)              DATE: October 16, 1996
                                          --------------------------

                                ACKNOWLEDGMENT

STATE OF FLORIDA )
                 )
COUNTY OF POLK   )


        ON November 25, 1996, before me, Kathryn C. Mincey, a Notary Public in and for said state, personally appeared Robert A. Miller and Joseph F. Scalo, personally known to me to be the persons whose names are subscribed to within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or entity upon behalf of which the persons acted, executed the Instrument


WITNESS MY HAND:


                                                /s/ Kathryn C. Mincey
                                               -------------------------------
                                               KATHRYN C. MINCEY
                                               -------------------------------
                                               NOTARY PUBLIC STATE OF FLORIDA
                                               MY COMMISSION EXPIRES: 12/17/97
                                                                     ---------
                                               COMMISSION NO: CC340335
                                                             -----------------

                                ACKNOWLEDGMENT


STATE OF MARYLAND   )
                    )SS
COUNTY OF MONTGOMERY)


        I, the undersigned authority, a Notary Public in and for said State at Large, hereby certify that Christopher G. Townsend and Elizabeth R. Lieberman whose names as Vice President and Assistant Secretary respectively, of Marriott Desert Springs Corporation, a Delaware corporation, and general partner of Desert Springs Marriott Limited Partnership, a Delaware limited partnership, signed the foregoing instrument, and who are known to me, acknowledged before me on this day, that being informed of the contents of said instrument, they as such officers of such corporation, and with full authority, executed the same voluntarily for and as the act of said corporation acting in its capacity as general partner of said limited partnership as of the date of this acknowledgment.

        Given under my hand and official seal this the 16th day of October,
                                                       ----        -------
1996.

                                             /s/ Angela Koutsoukos
(SEAL)                                       -------------------------------
                                             ANGELA KOUNTSOUKOS
                                             NOTARY PUBLIC STATE OF MARYLAND
                                             MY COMMISSION EXPIRES 2/21/2000

                                   RIDER A



                        DESCRIPTION OF LEASED PREMISES
                        ------------------------------



        All that certain tract or parcel of land located in the City of the Palm Desert, County of Riverside, and State of California, together with all easements, rights of way and other appurtenances now or hereafter, during the term of the Lease Agreement appertaining thereunto and more particularly described as follows.

        Parcels 1 and 3 as shown on that certain Parcel Map No. 27563 dated April 4, 1994 recorded as Instrument No. 140824 in Book 183 at Pages 3 through 10, in the Official Records of Riverside County, California and as modified by
that certain Parcel Map Waiver dated recorded as Instrument No.    in Book
                                                               ----       ----
at Page     in the Official Records of Riverside County, California.
        ----

                                 ------------

        The undersigned, acting as itself and acting as agent (the "Agent") for those certain parties described in (collectively referred to as the "Banks") and pursuant to the authority vested in it by that certain Assignment of Golf Course lease dated July 26, 1989, recorded on July 27, 1989, as Instrument No. 250483 of Official Records of Riverside County, California, consents to the aforedescribed Second Amendment to Golf Course Lease (the "Second Amendment") to which this Consent is attached and hereby declares that the consent expressed hereunder shall be binding upon the Banks, including itself, and their respective successors and assigns.

        The undersigned further agrees on behalf of the Banks, including itself, that pursuant to Paragraph 9 of the aforedescribed Assignment of Golf Course lease, it shall cause those portions of Parcels 2 and 4 of the Parcel Map No. 27563 reflected as the transfer parcel in that certain Parcel Map Waiver
dated         recorded as Instrument No.          in Book        at Page
     --------                           ---------        -------        --------
in the Official Records of Riverside County, California to be released and reconveyed to Landlord by forwarding an appropriate Request for Partial Reconveyance to Commonwealth Land Title Company, the trustee under the deed of trust referenced in the Second Amendment.


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 a national banking association, for itself and as Agent as aforesaid


                                 BY: /s/ Steven Franklin
                                    --------------------------------------------
                                        Its: Vice President
                                            ------------------------------------

                                 DATE: 10/29/96
                                      ------------------------------------------

                                ACKNOWLEDGMENT
                                --------------

STATE OF ILLINOIS )
                  )
COUNTY OF COOK    )


        I, C. Kech, a Notary Public in and for said county in the State aforesaid, DO HEREBY CERTIFY THAT Steven Franklin personally known to me to be
                                  ---------------
the Vice President of THE FIRST NATIONAL BANK OF CHICAGO, a national banking
    --------------
association, and personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and swore and acknowledged to me under oath that he signed such instrument and as Vice President of such association pursuant to authority given by said
   --------------
association and has read and executed and delivered said instrument as his free and voluntary act and as the free and voluntary act of said association for the purposes therein set forth.

        Given under my hand and official seal, this 29th day of October, 1996.

                                          ************************************
    C. Kech                               *          OFFICIAL SEAL           *
----------------                          *             C. KECH              *
NOTARY PUBLIC                             * NOTARY PUBLIC, STATE OF ILLINOIS *
                                          * MY COMMISSION EXPIRES: 06/09/00  *
                                          ************************************
MY COMMISSION EXPIRES: 6/9/00